Exhibit 10.33

[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS. THREE ASTERISKS DENOTE SUCH OMISSIONS.

FIRST AMENDMENT TO THE AMENDED AND RESTATED PRIME VENDOR

AGREEMENT FOR LONG-TERM CARE PHARMACIES

This First Amendment (“First Amendment”) is entered into as of January 1, 2013 (the “Effective Date”), between AmerisourceBergen Drug Corporation (“ABDC”), on the one hand, and PharMerica Corporation (“PMC”), Pharmacy Corporation of America (“PCA”), and Chem Rx Pharmacy Services, LLC, (“Chem Rx”), on the other. (Collectively, PMC, PCA and Chem Rx are referred to hereafter as “Customer”) and amends the parties Amended and Restated Prime Vendor Agreement for Long-Term Care Pharmacies (“Agreement”) dated January 1, 2011.

Capitalized terms that are not defined in this First Amendment have the meanings set forth in the Agreement. For good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound hereby, the parties amend the Agreement as follows:

1.	Customer acquired Amerita, Inc., a California corporation, on or about December 13, 2012 (“Amerita”) and located at 20 Fairbanks, Suite 173, Irvine, California 92618. Amerita and ABDC are parties to a Prime Vendor Agreement dated September 17, 2008, as amended (“Amerita PVA”), and Amerita desires to receive pharmaceutical products and services under the same terms and conditions of the Agreement. Upon execution of this First Amendment, the Amerita PVA will automatically terminate and Amerita agrees that the term “Customer” in the Agreement shall now refer to Amerita as well. Amerita agrees that by executing this First Amendment, Amerita hereby adopts the Agreement and agrees to be bound by all the terms, conditions, responsibilities and provisions thereof.

2.	Paragraph 1(B) (RECITALS & DEFINITIONS; PRICING AND PAYMENT TERMS) is amended and restated in its entirety as follows:

B. ABDC shall be the Primary Vendor of Customer’s Facilities for Products. Customer will pay, within terms, Product costs and Program fees pursuant to payment terms in Exhibit “1” (“Pricing/Payment Terms”). Customer’s compliance with the Primary Vendor requirements encompassed by the definition of that term in Exhibit 5 as incorporated herein will be verified *** by ABDC and must be *** as provided in Section 10(A). Notwithstanding the Primary Vendor requirements, Customer may purchase directly from a manufacturer if, due to a product shortage or allocation, the manufacturer requires that Customer do so. ABDC agrees that, in accordance with the definition of Facility in Exhibit 5, the Primary Vendor requirements will not apply to Customer’s newly acquired pharmacies with existing agreements with other distributors until such time as such newly acquired pharmacies become Facilities hereunder. By way of example, Table 1 of Exhibit 7 illustrates how the parties will *** Customer’s *** with the Primary Vendor requirements.

3.	Paragraph 2(B) (PRxO GENERICS PURCHASE PROGRAM) is amended and restated in its entirety as follows:

B. By agreeing to participate in the PRxO Generics Purchase Program, Customer must purchase from ABDC and through the PRxO Generics Purchase Program no less than the following percentages of its non-Injectable Generic Rx, as verified *** by ABDC and ***as provided in Section 10(A):

Minimum generic Rx purchases to be made through the PRxO Generics Purchase Program
***%	*** through ***
***%	*** through ***
***%	*** through ***
***%	*** through ***

With respect to each Generic Rx purchased by Customer under the PRxO Generics Purchase Program, ABDC shall use its *** to provide Customer *** prior to changing suppliers of such Products. Any changes by ABDC in its PRxO Generics Purchase Program will be non-discriminatory to the Customer, generally applicable to ABDC’s customers and consistent with the terms of this Agreement. Table 1 of Exhibit 7 establishes how the parties will *** Customer’s Generic Rx *** requirements.

The pricing for PRxO Generic products when *** will be *** than *** with ABDC through the PRxO Generics Purchase Program. A *** is a third-party *** with ***, taking into consideration ***, including ***.

4.	Paragraph 7B (Term of Agreement) is amended and restated in its entirety as follows:

B. Subject to termination of this Agreement pursuant to Paragraph 5 of the Provisions, the term will be from the Effective Date until September 30, 2016 (“Term”). Unless either party provides notice of termination at least 90 days prior to the expiration of the Term, this Agreement will automatically renew for additional *** periods, subject to termination pursuant to Paragraph 5 of Exhibit 3.

5.	Paragraph 1(A)(i) of Exhibit 1 (Price of Goods) is amended to reflect the following Price of Goods matrix as of this Effective Date:

Purchases of Products
Requirement/Category	Price of Goods
To receive this pricing, Customer must comply with all purchase commitments’ set forth in the Agreement.	***%*
DEA Class II Controlled Substances Ordered via CSOS	***%
DEA Class II Controlled Substances Not Ordered via CSOS	***% if ***% of the Facilities are *** via ***, measured *** and including those Facilities or pharmacists with ***.

*	For Branded Rx shipped to a Facility in Hawaii, the applicable *** will be *** basis points *** (e.g., ***%). For Brand Rx that is drop shipped to Customer *** from a *** but ***, the applicable Price of Goods will be ***%.

6.	Paragraph 1(B) of Exhibit 1 (Purchase Rebate) is amended as follows: After the Purchase Rebate for 2013 is paid on or before January 31, 2013, this entire Paragraph 1(B) will be deleted and no longer in effect.

7.	The following new Paragraph1(F) (Volume Rebates) is added to the Agreement:

F.	Volume Rebates.

(1) Customer will receive a rebate of $*** representing a ***% *** off of the first $*** of *** purchased between *** and ***. This rebate will be paid in *** no later than *** days after Customer has satisfied the requisite purchase threshold stated herein. Customer must be compliant with all material terms of the Agreement to be eligible for the rebate under this paragraph.

(2) Customer will receive a rebate of $*** representing a ***% *** off of the first $*** of *** purchased between *** and ***. This rebate will be paid in *** no later than *** days after Customer has satisfied the requisite purchase threshold herein. Customer must be compliant with all material terms of the Agreement to be eligible for the rebate under this paragraph.

(3) Customer will receive a rebate of $*** representing a ***% *** off of the first $*** of *** purchased between *** and ***. This rebate will be paid in *** no later than *** days after Customer has satisfied the requisite purchase threshold herein. Customer must be compliant with all material terms of the Agreement to be eligible for the rebate under this paragraph.

8.	Paragraph 2(B) (PRxO Rebates) is amended and restated in its entirety as follows:

Generic Rx Rebates. ABDC shall pay Customer rebates for certain Generic Rx purchases, which rebates shall be calculated and paid on a *** basis. Rebates payable and owed to Customer under this Paragraph 2(B) are as follows:

(1)	Partnership Rebates. In exchange for Customer’s participation in the ABDC PRxO Generics Purchase Program, Customer shall receive a Partnership Rebate (“Partnership Rebate”) equal to ***% of the *** of the *** in a calendar *** from ABDC. ABDC will assess market conditions *** and adjust the Partnership Rebate accordingly; provided, however, that prior to making an adjustment, ABDC will meet in good faith with Customer to discuss the basis for such adjustment and use its *** to calculate the appropriate adjustment.

(2)	PRxO Rebates. On a calendar *** basis ABDC will *** to Customer its *** of PRxO Rebates as determined by comparing Customer’s *** of *** as a *** of *** by *** ABDC ***. ABDC’s compliance with its obligations under this Paragraph 2(B) must be certified to Customer by an officer of ABDC as provided in Section 10(b).

(3)

ABDC acknowledges Customer’s expectancy that the collective *** Generic Rx Rebates will ***, result in rebates of approximately ***% of the *** of the *** in the applicable calendar ***. The parties agree to track and measure the projected performance within *** days of the completion of each contract ***, along with the performance of the *** generic rebates. If ABDC has reason to believe there may be a material deviation of ***% in either of the next two contract ***, it will notify Customer ***.

(4)	PRxO Generics Competitive Benchmark.

To assess the *** of Customer’s calendar ***, such *** will be assessed to the benchmark so described below within *** days after the close of each calendar ***. Within such *** day time period, ABDC shall provide Customer with a written certification in the Form attached hereto as Exhibit 6, executed by a duly authorized officer, attesting to the calculation of the “*** Rebate” ( as defined below). In addition ABDC shall provide Customer with sufficient data to support said calculation and a summary explanation showing the calculation. For each period two values will be measured: (1) Customer’s aggregated *** at ***; and (2) the aggregated *** of those same ***. Any Partnership Rebates or PRxO Rebates shall further be *** from the ***. Each calendar ***, to the extent the *** amount paid by Customer for PRxO Generics does not *** a *** of ***% of the *** on their purchase dates in the applicable calendar ***, ABDC will *** Customer any *** (the “*** Rebate”) to equal the ***% *** within *** days after such ***. Customer and ABDC agree to make *** to *** certain *** (i.e., ***) from the calculation due to reasons of *** such as, but limited to, (i) ***; (ii) *** and (iii) ***. The calculation is illustrated as follows:

•	$*** ***at ***

•	$*** ***of same ***

•	($***) Partnership and PRxO Rebates

•	$*** $***net of ($***) rebates

•	***% ***

Resulting in no *** Rebate owing under this example since the *** is not less than ***%.

9.	Paragraph 2(C) of Exhibit 1 (Outsourcing Fee) is amended as follows:

Commencing January 1, 2013, the *** is *** from ***% to ***%. Commencing October 1, 2013, the *** will be *** from ***% to ***%.

10.	Paragraph 2(D)(1) of Exhibit 1 (Price of Goods Adjustment) is restated as follows:

If Customer does not meet the applicable percentages of Generic Rx purchases through the PRxO Generics Purchase Program set forth in Section 3 of this First Amendment for the immediately prior ***, then ABDC may increase Customer’s Price of Goods (Branded Rx and other Products) in the current *** by ***% (***) for each ***% that Customer’s total *** for the immediately prior *** were below the minimum *** requirements of such applicable *** (calculated pursuant to the foregoing formula). By way of example, if Customer’s *** under the above formula were ***% in the ***, the effective Price of Goods for Branded Rx for the following *** would change by (***%) from ***% to ***%.

11.	Paragraph 2(E) of Exhibit 1 (Saving’s Expectancy) is deleted in its entirety.

12.	Section 1 of Exhibit 3 is amended and restated as follows:

RECORDS, AUDITS.

ABDC will maintain records of transactions during the Term and for one year after. Customer’s employees and agents and representatives (“Delegates”) may audit such records only pursuant to ABDC’s audit policies, as modified from time to time. All Delegates engaged by Customer to conduct the review will be bound by the confidentiality obligations of this Agreement and all Delegates other than PMC employees, shall execute a commercially reasonable confidentiality agreement with ABDC . Such audits may be conducted only during ordinary business hours and upon reasonable notice and may only cover *** days prior to the request or any shorter period set by the manufacturer for chargeback audits. No audit may cover any period previously audited. All costs of such audit will be borne by Customer, including costs to produce records. If an audit shows net overcharges or undercharges and ABDC agrees with such findings, (i) ABDC will *** or charge Customer within *** days of receipt of written notice of the net overcharge (or, if later, within *** days of receiving an applicable supplier’s credit) or undercharge and (ii) ABDC will *** of any audit ***, including ***, not ***.

13.	The parties reaffirm the confidentiality obligations set forth in Section 4 of Exhibit 3. In addition, either party may disclose the existence of this First Amendment, but each party will keep its terms, including pricing and payment terms, confidential and agrees to not disclose them to third parties with the prior written approval of the other party, or as may be required by law or order of any court or governmental agency. With respect to press releases or regulatory disclosure relating to the execution of this First Amendment, each party will have the right to review any press release(s) or regulatory disclosure(s) issued by the other party prior to its issuance.

14.	The following definitions are added or amended and restated accordingly:

Suggested Wholesale Price (SWP) means a price at which drugs are purchased at the wholesale level as published from time-to-time by First Data Bank (or a comparable industry compendium) provided by manufacturers. If the manufacturer of a PRxO Generic does not publish SWP, or if the manner or effect of how SWP is published during the Term differs from how SWP is published as of this First Amendment’s Effective Date (whether as a result of regulation or common practice within the industry), ABDC may, with ***, use an ***to *** the ***. Prior to doing so, the parties will meet in *** and use *** to determine the appropriate industry measurement to effectuate the intent of the ***.

Partnership Rebate means the *** rebate that Customer will receive as described in Paragraph 8 of this First Amendment.

Primary Vendor means Customer purchases from ABDC (i) no less than ***% of all Brand Rx that Customer purchases from any source and (ii) Generic Rx in no less than such amounts as set forth in Paragraph 2B; including, without limitation, Products purchased from ABDC pursuant to Customer’s direct contracts with pharmaceutical manufacturers that are administered by ABDC pursuant to Paragraph 1(E) of Exhibit 1; provided, however that, in each instance, these Branded Rx are available for purchase from ABDC in sufficient quantities to meet Customer’s routine demand.

PRxO Contract Cost means the per-unit cost of PRxO Generics under *** with the ***.

PRxO Generics means Generic Rx available under the PRxO Generics Purchase Program.

PRxO Rebates include the Partnership Rebate and, ***, mean the *** paid to *** by *** of PRxO Generics, excluding any *** paid to *** by the suppliers. By way of clarification, *** paid to *** by *** are excluded from PRxO Rebates, including: ***, including ***.

Facility means (a) each of Customer’s LTCPs as of the Effective Date of this First Amendment, (b) any other LTCPs in the United States that, during the Term and subject to ABDC’s credit approval policies (i) Customer acquires (directly or through a commonly controlled, owned or managed affiliate or subsidiary); (ii) Customer controls, directly or indirectly; or (iii) Customer or any other Facility (as denoted above) operates or manages, provided, however, that any newly acquired pharmacy with an existing agreement with another distributor will become a Facility under this Agreement upon the earlier of expiration of such existing agreement or the date Customer (or such affiliate or subsidiary) may terminate such agreement according to its terms, with or without cause, without breaching it or paying a termination penalty, and (c) Amerita. For the avoidance of doubt, a Facility excludes any pharmacy under Customer’s control that serves as a hospital pharmacy. If Customer acquires any non-LTCP or home infusion pharmacy, whether under agreement with ABDC or another distributor, the parties will meet and discuss when such facility will be eligible to participate under this Agreement and/or the appropriate Price of Goods and other terms that may be offered with respect to such new non-LTCP or home infusion facility. If an acquired non-LTCP or home infusion pharmacy is not added as a Facility to the Agreement, Customer shall contract for pharmaceutical products and services in any manner it deems desirable without duty or obligation to ABDC.

15. Paragraph 10A (COMPLIANCE CERTIFICATION) of the Agreement is amended and restated in its entirety as follows:

A.	No later than thirty (30) days after the end of each calendar year during the Term, Customer shall provide ABDC with a written certification, executed by a duly authorized officer of PMC, attesting to Customer’s compliance during the preceding year or partial year with (i) the Primary Vendor requirements as provided in Section 1(B) of the Agreement, and (ii) the sourcing requirement with respect to the PRxO Generics Purchase program as provided in Section 2(B). A form of Customer’s Compliance certificate is attached as Exhibit 6.

16. Exhibit 6 of the Agreement is amended and restated in its entirety as set forth on Exhibit 6 attached to this Amendment.

17. Exhibit 7 of the Agreement is amended and restated in its entirety as set forth on Exhibit 7 attached to this Amendment.

18. Paragraph 9.1(c) of Exhibit 3of the Agreement is hereby amended to add the following sentence to the end thereof:

“In the event of an early termination of the Agreement as a result of a Change-In-Control, the Assignee shall pay ABDC a termination fee of $*** at the time of termination.”

This First Amendment to the Amended and Restated Prime Vendor Agreement for Long-Term Care Pharmacies constitutes the sole and complete understanding of the parties with respect to its subject matter and supersedes all prior or contemporaneous communications between the parties concerning such subject matter. If there is any conflict between the terms of this First Amendment and the Agreement, this First Amendment shall control. Following the Effective Date, the Agreement (as amended) remains in full force and effect.

IN WITNESS WHEREOF and intending to be legally bound hereby, the parties have executed this First Amendment to be effective as of the Effective Date above.

PharMerica Corporation		AmerisourceBergen Drug Corporation

By:	/s/ Robert McKay	By:	/s/ George Rafferty
Name:	Robert McKay	Name:	George Rafferty
Title:	Senior Vice President	Title:	Senior Vice President

Chem Rx Pharmacy Services, LLC

By:	/s/ Michael Culotta
Name:	Michael Culotta
Title:	Treasurer

Pharmacy Corporation of America

By:	/s/ Michael Culotta
Name:	Michael Culotta
Title:	Treasurer

AGREED AND ACKNOWLEDGED
(with respect to termination of the Amerita PVA):

Amerita, Inc.

By:	/s/ Michael Culotta
Name:	Michael Culotta
Title:	Treasurer

Exhibit 10.33

Exhibit 6

Form of Compliance Certificate

[Date]

George Rafferty

Senior Vice President, Community and Specialty Pharmacy

AmerisourceBergen Drug Corporation (“ABDC”)

1300 Morris Drive

Chesterbrook, PA 19087

Dear Mr. Rafferty:

In accordance with Section 1(B) and Section 2(B) of the Amended and Restated Prime Vendor Agreement for Long Term Care Pharmacies (the “Agreement”) dated January 1, 2011, as amended as of January 1, 2013, between PharMerica Corporation and certain of its affiliates (“PharMerica”) and ABDC, I hereby attest that PharMerica has purchased from ABDC (i) at least ***% of all Branded Rx and (ii) no less than the applicable percentage in the table below of its non-Injectable Generic Rx during the specified period that ended ***,             , and that PharMerica complied with the provisions of Section 1 and Section 2 of said year.

Minimum generic Rx purchases to be made through the PRxO Generics Purchase Program
***%	*** through ***
***%	*** through ***
***%	*** through ***
***%	*** through ***

Sincerely,

PharMerica Corporation

By:
Name:
Title:

[Date]

PharMerica Corporation

1901 Campus Place

Louisville, KY 40299

Dear                     :

In accordance with Paragraph 2(B) of Exhibit 1 of the Amended and Restated Prime Vendor Agreement for Long Term Care Pharmacies (the “Agreement”) dated January 1, 2011, as amended as of January 1, 2013, between PharMerica Corporation and certain of its affiliates and AmerisourceBergen Drug Corporation (“ABDC”), I hereby attest that (i) ABDC *** to PharMerica its *** of PRxO Rebates and the Partnership Rebate and (ii) either complied with the PRxO Generics Competitive Benchmark or *** the *** Rebate in accordance with the terms of the Agreement.

Sincerely,

AmerisourceBergen Drug Corporation

By:
Name:
Title:

EXHIBIT 7 TO

AMENDED AND RESTATED PRIME VENDOR AGREEMENT

PURCHASING *** CALCULATIONS

A.	PRxO Generic Rx Purchasing Threshold. As measured on a *** basis no less than the applicable contract year percentage of Customer’s total generic purchases as set forth in Paragraph 2(B) of the Agreement, based on *** per Section 2.A. of Exhibit 1, will be PRxO purchases, where the calculation of the *** shall be made according to the parameters so established at Table 1 of this Exhibit 7. With respect to Injectable Products, ABDC agrees to ***.

B.	PRxO Generic Rx *** Calculation: Not later than *** days after the close of each ***, ABDC and Customer will each calculate the PRxO Generic Rx purchasing *** and present to each other their findings in the following format.

*** calculation illustration (Figures are based on ***):

Total Generic Purchases	$	***

Excluded Purchases from total generic purchases
Products that are ***	$	***
***	$	***
Purchases of ***	$	***
Purchases of ***	$	***

Adjusted Total Generic Purchases	$	***

Total PRxO Purchases	$	***

Included as PRxO purchases
*** Adjustment (est. ***% of ***)	$	***
Any Product that is available in the PRxO Generics Purchase Program that *** and Customer *** as a PRxO Product	$
$

Adjusted Total PRxO (Inclusions) Purchases	$	***

Adjusted Total PRxO Purchases	$	***

PRxO Purchasing *** Rate		***	%

For Illustration Purposes

TABLE 1 OF EXHIBIT 7

TREATMENT OF GENERIC Rx PURCHASES

Types of Purchases	Is GCN listed in PRxO Catalogue	Is Purchased Through ABC	PMC Receives ***% Discount	PMC Pays the applicable PRxO Outsourcing Fee per 2(C) of Exhibit 1	PMC Receives PRxO Rebates	Is Included in applicable % of Total Generic Purchases Calculation (Paragraph 2B): Numerator[i] and Denominatorii
***	YES	YES	NO	YES	YES	Num Den	YES YES
***	YES	YES	NO	YES	YES	Num Den	NO NO
***	YES	YES	NO	YES	YES	Num Den	NO NO
***	NO	YES	YES	NO	NO	Num Den	NO NO
***	NO	YES	NO	NO	NO	Num Den	NO NO
***	YES	YES	NO	YES	YES	Num Den	YES YES
***	NO	YES	YES	NO	NO	Num Den	NO NO
***	NO	YES	NO	NO	NO	Num Den	NO NO

TABLE 1 OF EXHIBIT 7

TREATMENT OF GENERIC Rx PURCHASES

Types of Purchases	Is GCN listed in PRxO Catalogue	Is Purchased Through ABC	PMC Receives ***% Discount	PMC Pays the applicable PRxO Outsourcing Fee per 2(C) of Exhibit 1	PMC Receives PRxO Rebates	Is Included in applicable % of Total Generic Purchases Calculation (Paragraph 2B): Numerator[i] and Denominatorii
***	YES	YES	NO	YES	YES	Num Den	YES YES
***	N/A	NO	NO	NO	NO	Num Den	NO NO
***	N/A	NO	NO	NO	NO	Num Den	NO NO
***	YES	YES	YES	NO	NO	Num Den	YES YES
***	YES	YES	YES	NO	NO	Num Den	YES YES
***	N/A	NO	NO	NO	NO	Num Den	NO YES
***	N/A	NO	NO	NO	NO	Num Den	NO NO

TABLE 1 OF EXHIBIT 7

TREATMENT OF GENERIC Rx PURCHASES

[i]

The Numerator establishes the purchases that count as PRxO purchases. YES means the purchase counts as PRxO for the *** calculation. NO means the purchase does not count as PRxO for the *** calculation.

ii

The Denominator establishes the purchases that count as Total Generic Purchases. YES means the purchase is included in the calculation of Total Generic Purchases. NO means the purchases is excluded in the calculation of Total Generic Purchases.

ii	Bulk Products mean Products purchased by Customer *** Products such as: ***.